EXHIBIT 32.1
                                                                    ------------
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Mark Meller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report on Form 10-KSB of Trey Resources, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                       /s/ Mark Meller
                                       -----------------------------------------
                                       Mark Meller

                                       President
                                       Chief Executive Officer
                                       Chief Financial Officer
                                       April 1, 2008